SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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[_]  Preliminary Proxy Statement                  [_] Soliciting Material Under Rule
[_]  Confidential, For Use of the                        14a-12
       Commission Only (as permitted
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[_]  Definitive Proxy Statement
[x]  Definitive Additional Materials

CACI INTERNATIONAL INC
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

CACI INTERNATIONAL INC CACI INTERNATIONAL INC 1100 N. GLEBE RD. 4TH FLOOR ARLINGTON, VA 22201

Meeting Information
Meeting Type: Annual
For holders as of: September 21, 2009
Date: November 18, 2009 Time: 9:30 a.m. EST
Location:	Sheraton Premiere
8661 Leesburg Pike
Vienna, Virginia 22182

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT FORM 10-K ANNUAL REPORT

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 4, 2009 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees:
	01) Dan R. Bannister 02) Paul M. Cofoni 03) Gordon R. England 04) James S. Gilmore III 05) Gregory G. Johnson 06) Richard L. Leatherwood	07) J. Phillip London 08) James L. Pavitt 09) Warren R. Phillips 10) Charles P. Revoile 11) William S. Wallace

The Board of Directors recommends you vote FOR the following proposal(s):
2.	To approve the amendment of the Company's 2002 Employee Stock Purchase Plan to authorize an additional 250,000 shares for purchase.

3.	To approve the amendment of the Company's 2006 Stock Incentive Plan to increase the limitation on the number of shares that may be issued under the plan in the form of Restricted Stock, Restricted Stock Units or Unrestricted Stock from 1,500,000 to 2,500,000.

4.	To approve a proposal to adjourn the meeting, if necessary, to permit further solicitation of proxies, if there are not sufficient votes at the time of the meeting to approve Item 2 or Item 3.

5.	To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal year 2010.

6.	To transact such other business as may otherwise properly come before the Annual Meeting or any adjournment thereof.